SECOND AMENDMENT TO SECOND LIEN
CREDIT AND GUARANTY AGREEMENT

          THIS SECOND AMENDMENT TO SECOND LIEN CREDIT AND GUARANTY AGREEMENT dated as of July __, 2006 (the “Amendment”) is entered into among GENTEK HOLDING, LLC, a Delaware limited liability company (the “Borrower”), GENTEK INC., a Delaware corporation (“Holdings”), certain Subsidiaries of the Borrower, as Guarantors, the Lenders party hereto, Goldman Sachs Credit Partners L.P. (“GSCP”), as Administrative Agent and Collateral Agent and Bank of America, N.A. (“BOFA”), as Documentation Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

          WHEREAS, the Borrower, the Guarantors, the Lenders, Goldman Sachs Credit Partners L.P., as Joint Lead Arranger, Sole Bookrunner, Syndication Agent, Administrative Agent and Collateral Agent, Banc of America Securities LLC, as Joint Lead Arranger and BOFA, as Documentation Agent entered into that certain Second Lien Credit and Guaranty Agreement dated as of February 28, 2005 (as amended or modified from time to time, the “Credit Agreement”);

          WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. Amendments. The Credit Agreement is hereby amended as follows:

(a) The following definition is hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order and shall read as follows:

“Second Amendment Effective Date” means July __, 2006.

(b) The following language is hereby added at the end of Section 2.14(c) of the Credit Agreement to read as follows:

Notwithstanding the foregoing, (A) the Borrower shall have ninety (90) days from the date of receipt by Holdings of any Cash proceeds from a capital contribution, or the issuance of Capital Stock, to use such Cash proceeds as consideration to make a Permitted Acquisition and (B) the Borrower may use any Cash proceeds received by Holdings from a capital contribution, or the issuance of Capital Stock, to immediately repay a Revolving Loan borrowing and/or replenish any Cash used to fund in whole or in part a Permitted Acquisition so long as such Cash proceeds are received by Holdings from a capital contribution, or the issuance of Capital Stock, within ninety (90) days of the date of the consummation of such Permitted Acquisition. If such Cash proceeds are not used to (C) make a Permitted Acquisition within ninety (90) days of receipt by Holdings or (D) immediately repay a Revolving Loan borrowing and/or replenish any Cash used to fund in whole or in part a Permitted Acquisition within ninety (90) days of the date of the consummation of such Permitted Acquisition, such Cash proceeds shall be used by the Borrower to prepay the Loans and/or the Revolving Commitments shall be permanently reduced as set forth above.

(c) Section 6.9(d) of the Credit Agreement is hereby amended to read as follows:

          (d) Permitted Acquisitions, the non-equity consideration for which constitutes (i) less than $50,000,000 in the aggregate in any Fiscal Year; and (ii) less than $125,000,000 in the aggregate from the Second Amendment Effective Date to the date of determination; provided, that the non-equity consideration of any Permitted Acquisition may exceed the limitations set forth in clauses (i) and (ii) of this Section 6.9, if the Borrower delivers a revised Compliance Certificate demonstrating that the Leverage Ratio calculated on a pro forma basis in accordance with Section 6.9(d) after giving effect to such Permitted Acquisition (as if such Permitted Acquisition had occurred in the beginning of the period set forth in such Compliance Certificate) is equal to or less than (i) 4.00 to 1:00 for Fiscal Year 2005, (ii) 3.25 to 1.00 for Fiscal Year 2006, (iii) 2.75 to 1.00 for Fiscal Year 2007 and (iv) 2.25 to 1.00 for Fiscal Year 2008 (it being understood and agreed that (x) any Cash proceeds received by Holdings from a capital contribution, or the issuance of Capital Stock, and used as consideration to make a Permitted Acquisition within 90 days of receipt of such Cash proceeds shall be considered equity consideration (and not cash consideration counting toward the baskets above) for purposes of this Section 6.9(d) and (y) any proceeds of a Revolving Loan borrowing and/or Cash used to fund in whole or in part a Permitted Acquisition shall be considered equity consideration (and not cash consideration counting toward the baskets above) for purposes of this Section 6.9(d) so long as such Revolving Loan and/or Cash is immediately repaid or replenished in full with Cash proceeds received by Holdings from a capital contribution, or the issuance of Capital Stock within 90 days of the date of the consummation of such Permitted Acquisition);

          2. Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent:

(a) Receipt by BOFA of counterparts of this Amendment duly executed by the Borrower, the Guarantors, the Requisite Lenders, the Administrative Agent and the Documentation Agent; and

(b) Receipt by BOFA of a fully executed copy of the Second Amendment to First Lien Credit and Guaranty Agreement.

          3. Miscellaneous.

          (a) The Credit Agreement, and the obligations of the Credit Parties thereunder and under the other Credit Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

          (b) Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Credit Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Credit Documents.

(c) The Borrower and the Guarantors hereby represent and warrant as follows:

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(i) Each Credit Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

          (ii) This Amendment has been duly executed and delivered by the Credit Parties and constitutes each of the Credit Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Credit Party of this Amendment.

          (d) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(e) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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          Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	GENTEK HOLDING, LLC

By:

Name:
Title:

GUARANTORS:	GENTEK INC.

By:

Name:
Title:

BALCRANK PRODUCTS INC.
BIG T-2 COMPANY LLC
BINDERLINE DRAFTLINE, INC.
DEFIANCE, INC.
DEFIANCE KINEMATICS INC.
DEFIANCE PRECISION PRODUCTS, INC.
DEFIANCE PRECISION PRODUCTS MANAGEMENT LLC
DEFIANCE PRECISION PRODUCTS MANUFACTURING LLC
DEFIANCE TESTING & ENGINEERING SERVICES, INC.
FINI ENTERPRISE, INC.
GENERAL CHEMICAL LLC
GENERAL CHEMICAL PERFORMANCE PRODUCTS LLC
GENERAL CHEMICAL WEST LLC
GENTEK TECHNOLOGIES MARKETING INC.
HY-FORM PRODUCTS, INC.
NOMA CORPORATION
NOMA DELAWARE INC.
NOMA HOLDING INC.
NOMA O.P., INC.
NOMA TECHNOLOGIES LIMITED PARTNERSHIP
By: Noma Holding Inc., its General Partner
PRINTING DEVELOPMENTS, INC.
REHEIS, INC.
TOLEDO TECHNOLOGIES INC.
TOLEDO TECHNOLOGIES MANAGEMENT LLC
TOLEDO TECHNOLOGIES MANUFACTURING LLC
VIGILANT NETWORKS LLC

By:

Name:
Title:

GENTEK HOLDING, LLC
SECOND AMENDMENT TO
SECOND LIEN CREDIT AND GUARANTY AGREEMENT

GOLDMAN SACHS CREDIT PARTNERS, L.P., as
Administrative Agent and Collateral Agent

By:

Name:
Title:

BANK OF AMERICA, N.A., as Documentation
Agent

By:

Name:
Title:

BANK OF AMERICA, N.A., as a Lender

By:

Name:
Title:

GENTEK HOLDING, LLC
SECOND AMENDMENT TO
SECOND LIEN CREDIT AND GUARANTY AGREEMENT

LENDERS:	[Insert name of applicable Lender]

By:

Name:
Title:

GENTEK HOLDING, LLC
SECOND AMENDMENT TO
SECOND LIEN CREDIT AND GUARANTY AGREEMENT